Exhibit 99.1
For Release November 26, 2013
1:05 p.m. Pacific
PRESS RELEASE
Investor Contact:
Jane Underwood
Infoblox
408.986.5493
junderwood@infoblox.com

Media Contact:
Mike Langberg
Infoblox
408.986.5697
mlangberg@infoblox.com

Infoblox Reports First Quarter of Fiscal 2014 Results
Company Achieves 28% Year-over-Year Revenue Growth
SANTA CLARA, Calif., November 26, 2013 — Infoblox (NYSE:BLOX), the automated network control company, today reported its financial results for its first fiscal quarter ended October 31, 2013. Total net revenue for the first quarter of fiscal 2014 was a record $63.5 million, an increase of 28% on a year-over-year basis.
On a GAAP basis, the Company reported a net loss of $2.5 million, or $0.05 loss per diluted share, for the first quarter of fiscal 2014, compared with a net loss of $2.4 million, or $0.05 loss per fully diluted share, for the first quarter of fiscal 2013.
The Company reported non-GAAP net income of $7.1 million, or $0.12 diluted earnings per share on a non-GAAP weighted-average share basis, for the first quarter of fiscal 2014, compared with non-GAAP net income of $3.1 million, or $0.06 diluted earnings per share on a non-GAAP weighted-average share basis, for the first quarter of fiscal 2013. The GAAP to non-GAAP reconciling items for the first quarters of fiscal years 2014 and 2013 can be found in the "Reconciliation of GAAP to Non-GAAP Financial Measures" attached to this press release.
“I am pleased with our results and the strong start to fiscal 2014,” said Robert Thomas, president and chief executive officer. “In the first quarter, revenue increased 28% year-over-year to a record $63.5 million, and product revenue grew 33% year-over-year to $36.0 million. Complementing the strong demand from our existing customers, our cumulative customer count reached approximately 6,900 customers in the first quarter. As we look forward, we believe that Infoblox is well positioned to leverage its technology leadership by expanding our solutions in the areas where CIOs are investing today, while accelerating the market’s awareness and adoption of our automated network control solutions.”
“We executed well in the first quarter and saw solid year-over-year revenue growth in all three geographies,” said Remo Canessa, chief financial officer. “From a bottom line perspective, we achieved 12.1% non-GAAP operating margin and non-GAAP earnings per share of $0.12, which were better than we previously expected.”

Financial Outlook
Infoblox is providing an outlook of anticipated results for the second quarter ending January 31, 2014 and updating its outlook for the year ending July 31, 2014. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the second fiscal quarter ending January 31, 2014, the Company currently expects:
•Total net revenue in the range of $65 million to $66 million;
•Non-GAAP gross margin to be between 78% to 79%;
•Non-GAAP operating margin in the range of 9% to 11%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.09 to $0.11, assuming approximately 58.5 million shares on a non-GAAP diluted weighted-average share basis.
For the fiscal year ending July 31, 2014, the Company currently expects:
•Total net revenue in the range of $270 million to $276 million;
•Non-GAAP operating margin in the range of 10.5% to 12.5%; and
•Non-GAAP EPS to be in the range of $0.44 to $0.54, assuming approximately 58.5 million shares on a non-GAAP diluted weighted-average share basis.
All forward-looking non-GAAP measures exclude estimates for stock-based compensation expenses, amortization of intangible assets and acquisition related expenses. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis.
About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We also provide second fiscal quarter 2014 and fiscal year 2014 guidance for non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted-average shares outstanding.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, November 26, 2013, at 1:30 p.m. PST/4:30 p.m. EST to discuss its fiscal first quarter 2014 financial results. To access the call, investors may dial 800-230-1074 (domestic) or 612-288-0329 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available on our website and a taped replay will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 307714.
About Infoblox
Infoblox (NYSE:BLOX) delivers Automated Network Control solutions, the fundamental technology that connects end users, devices and networks. These solutions enable approximately 6,900 enterprises and service providers to transform, secure and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase security, accuracy and uptime. Infoblox is headquartered in Santa Clara, California and has operations in 25 countries.
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Cautionary Statement
The statements in this release under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter, changes in demand for automated network control solutions, the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, including the final prospectus related to our initial public offering, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of November 26, 2013, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this November 26, 2013 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	October 31, 2013	July 31, 2013	October 31, 2012
Net revenue:
Products and licenses	$35,962	$36,702	$27,098
Services	27,559	26,363	22,407
Total net revenue	63,521	63,065	49,505
Cost of revenue:
Products and licenses	7,887	8,502	5,840
Services	5,821	5,324	4,249
Total cost of revenue	13,708	13,826	10,089
Gross profit	49,813	49,239	39,416
Operating expenses:
Research and development	11,600	11,273	10,214
Sales and marketing	33,131	29,508	25,631
General and administrative	6,986	7,142	5,658
Total operating expenses	51,717	47,923	41,503
Income (loss) from operations	(1,904)	1,316	(2,087)
Other expense, net	(101)	(247)	(106)
Income (loss) before provision for (benefit from) income taxes	(2,005)	1,069	(2,193)
Provision for (benefit from) income taxes	544	(418)	197
Net income (loss)	$(2,549)	$1,487	$(2,390)

Net income (loss) per share - basic and diluted	$(0.05)	$0.03	$(0.05)

Weighted-average shares used in computing basic net income (loss) per share	52,274	50,861	45,990

Weighted-average shares used in computing diluted net income (loss) per share	52,274	55,826	45,990

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	October 31, 2013	July 31, 2013	October 31, 2012
Gross Profit Reconciliation:
GAAP gross profit	$49,813	$49,239	$39,416
Stock-based compensation expense	704	415	428
Amortization of intangible assets	254	253	254
Non-GAAP gross profit	$50,771	$49,907	$40,098
Gross Margin Reconciliation:
GAAP gross margin	78.4%	78.1%	79.6%
Stock-based compensation expense	1.1%	0.6%	0.9%
Amortization of intangible assets	0.4%	0.4%	0.5%
Non-GAAP gross margin	79.9%	79.1%	81.0%
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$(1,904)	$1,316	$(2,087)
Stock-based compensation expense	9,041	5,874	4,922
Amortization of intangible assets	581	580	581
Non-GAAP operating income	$7,718	$7,770	$3,416
Operating Margin Reconciliation:
GAAP operating margin	(3.0%)	2.1%	(4.2%)
Stock-based compensation expense	14.2%	9.3%	9.9%
Amortization of intangible assets	0.9%	0.9%	1.2%
Non-GAAP operating margin	12.1%	12.3%	6.9%
Net Income (Loss) Reconciliation:
GAAP net income (loss)	$(2,549)	$1,487	$(2,390)
Stock-based compensation expense	9,041	5,874	4,922
Amortization of intangible assets	581	580	581
Non-GAAP net income	$7,073	$7,941	$3,113

Non-GAAP EPS	$0.12	$0.14	$0.06
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares used in calculating GAAP diluted net income (loss) per share	52,274	55,826	45,990
Additional dilutive securities for non-GAAP income	5,452	—	6,910
Weighted-average shares used in calculating non-GAAP diluted net income per share	57,726	55,826	52,900

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	October 31, 2013	July 31, 2013
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$84,241	$69,828
Short-term investments	144,892	139,508
Accounts receivable, net	39,645	38,728
Inventory	5,296	4,478
Deferred tax assets	1,354	1,354
Prepaid expenses and other current assets	5,331	6,023
Total current assets	280,759	259,919
Property and equipment, net	18,464	18,370
Restricted cash	3,509	3,508
Intangible assets, net	4,913	5,494
Goodwill	32,726	32,726
Other assets	426	443
TOTAL ASSETS	$340,797	$320,460
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$13,602	$12,387
Accrued compensation	13,609	12,472
Deferred revenue, net	72,336	68,479
Total current liabilities	99,547	93,338
Deferred revenue, net	30,953	29,693
Deferred tax liability	1,055	1,055
Other liabilities	6,632	6,821
TOTAL LIABILITIES	138,187	130,907
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value per share—100,000 shares authorized; 52,883 shares and 51,670 shares issued and outstanding as of October 31, 2013 and July 31, 2013	5	5
Additional paid-in capital	317,685	302,101
Accumulated other comprehensive income (loss)	11	(11)
Accumulated deficit	(115,091)	(112,542)
TOTAL STOCKHOLDERS’ EQUITY	202,610	189,553
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$340,797	$320,460

(a) Derived from the July 31, 2013 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended October 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,549)	$(2,390)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	9,041	4,922
Depreciation and amortization	2,105	1,438
Excess tax benefits from employee stock plans	(441)	(154)
Amortization of investment premium	144	27
Changes in operating assets and liabilities:
Accounts receivable, net	(917)	907
Inventory	(818)	(285)
Prepaid expenses, other current assets and other assets	759	(134)
Accounts payable and accrued liabilities	1,517	44
Accrued compensation	1,137	2,418
Deferred revenue, net	5,117	1,581
Other liabilities	(189)	505
Net cash provided by operating activities	14,906	8,879
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(27,067)	(88,177)
Proceeds from maturities of short-term investments	21,560	—
Purchases of property and equipment	(1,507)	(923)
Change in restricted cash	—	532
Net cash used in investing activities	(7,014)	(88,568)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	6,080	3,224
Excess tax benefits from employee stock plans	441	154
Payment of remaining unpaid initial public offering costs	—	(235)
Net cash provided by financing activities	6,521	3,143
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	14,413	(76,546)
CASH AND CASH EQUIVALENTS—Beginning of period	69,828	156,613
CASH AND CASH EQUIVALENTS—End of period	$84,241	$80,067
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Purchases of property and equipment not yet paid	$203	$2,031
Cash paid for income taxes, net	$117	$256
Change in liability due to vesting of early exercised stock options, net	$17	$58